[LOGO] ING FUNDS

                                                                       (g)(3)(i)

April 28, 2008

Ms. Katherine Dinella
Vice President
The Bank of New York Mellon - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International Small Cap Portfolio (the "Portfolios") to be included on the Amended Exhibit A to the Agreements. This Amended Exhibit A supersedes the previous Amended Exhibit A dated January 31, 2008 and is attached hereto.

     The Amended Exhibit A has also been updated to reflect: 1) the name changes of ING SmallCap Value Choice Fund to ING SmallCap Value Multi-Manager Fund, ING FMR(SM) Large Cap Growth Portfolio to ING Van Kampen Large Cap Growth Portfolio, ING FMR(SM) Mid Cap Growth Portfolio to ING Mid Cap Growth Portfolio, and ING International SmallCap Fund to ING International SmallCap Multi-Manager Fund and
2) the removal of ING Investment Funds, Inc. because ING MagnaCap Fund, the only series of this corporation was recently dissolved, the removal of ING Growth Fund, because this fund recently dissolved, the removal of ING International Equity Fund, because this fund recently dissolved, the removal of ING VP International Equity Portfolio, because this portfolio recently dissolved, the removal of ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio because these portfolios recently liquidated and dissolved, and the removal of ING Fundamental Research Portfolio because this portfolio recently merged into ING VP Growth and Income Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below. If you have any questions, please contact me at (480) 477-2190.

                                        Sincerely,


                                        By: /s/ Todd Modic
                                            ------------------------------------
                                        Name: Todd Modic
                                        Title: Senior Vice President
                                               ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York Mellon


By: /s/ Lawrence J. Mannix
    -------------------------------------
Name: Lawrence J. Mannix
Title: Managing Director, Duly Authorize

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000         ING Investors Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                               AMENDED EXHIBIT A

                               with respect to the

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                                        BNY Account Number
Fund                                                                    (domestic/global)
--------------------------------------------------------------   --------------------------------
ING Asia Pacific High Dividend Equity Income Fund                             470269

ING Equity Trust
ING Equity Dividend Fund                                                      471164
ING Fundamental Research Fund                                                 464290
ING Index Plus LargeCap Equity Fund                                           464713
ING Index Plus LargeCap Equity Fund II                                        464714
ING Index Plus LargeCap Equity Fund III                                         TBD
ING Index Plus LargeCap Equity Fund IV                                          TBD
ING Index Plus LargeCap Equity Fund V                                           TBD
ING Index Plus LargeCap Equity Fund VI                                          TBD
ING Index Plus LargeCap Equity Fund VII                                         TBD
ING Index Plus LargeCap Equity Fund VIII                                        TBD
ING Index Plus LargeCap Equity Fund IX                                          TBD
ING Index Plus LargeCap Equity Fund X                                           TBD
ING Index Plus LargeCap Equity Fund XI                                          TBD
ING Index Plus LargeCap Equity Fund XII                                         TBD
ING LargeCap Growth Fund                                                      464733
ING LargeCap Value Fund                                                       454702
ING MidCap Opportunities Fund                                                 464741
ING Opportunistic LargeCap Fund                                               464288
ING Real Estate Fund                                                          464746
ING SmallCap Opportunities Fund                                               464743
ING SmallCap Value Multi-Manager Fund                                         464788
ING Value Choice Fund                                                         464786

ING Funds Trust
ING Classic Money Market Fund                                                 464008
ING High Yield Bond Fund                                                      464010
ING Institutional Prime Money Market Fund                                     464048
ING Intermediate Bond Fund                                                    464006
ING National Tax-Exempt Bond Fund                                             464002

ING Global Advantage and Premium Opportunity Fund                         464792 domestic
                                                                           464790 global
                                                                         464791 composite

                                                                        BNY Account Number
Fund                                                                    (domestic/global)
--------------------------------------------------------------   --------------------------------
ING Global Equity Dividend and Premium Opportunity Fund                       464767

ING Infrastructure Development Equity Fund                                    471149

ING International High Dividend Equity Income Fund                            471088

ING Investors Trust
ING AllianceBernstein Mid Cap Growth Portfolio                                058102
ING American Funds Asset Allocation Portfolio                                   TBD
ING American Funds Bond Portfolio                                             471173
ING American Funds Growth Portfolio                                           464755
ING American Funds Growth-Income Portfolio                                    464753
ING American Funds International Portfolio                                    464761
ING BlackRock Large Cap Growth Portfolio                                      279607
ING BlackRock Large Cap Value Portfolio                                       279608
ING BlackRock Inflation Protected Bond Portfolio                              470551
ING Capital Guardian U.S. Equities Portfolio                                  058221
ING Disciplined Small Cap Value Portfolio                                     464711
ING EquitiesPlus Portfolio                                                    464777
ING Evergreen Health Sciences Portfolio                                       464704
ING Evergreen Omega Portfolio                                                 464706
ING Van Kampen Large Cap Growth Portfolio                                     464572
ING Mid Cap Growth Portfolio                                                  058098
ING Focus 5 Portfolio                                                   Composite - 471087
                                                                   Large Cap Market 10 - 471096
                                                                    U.S. Blue-Chip 10 - 471094
                                                                   Int'l Blue-Chip 75 - 471144
                                                                      Small Cap 40 - 471170
                                                                         25 Fund - 471098
ING Franklin Income Portfolio                                                 464703
ING Franklin Mutual Shares Portfolio                                          470549
ING Franklin Templeton Founding Strategy Portfolio                            470550
ING Global Real Estate Portfolio                                              464280
ING Global Resources Portfolio                                                058085
ING Global Technology Portfolio                                               158090
ING Goldman Sachs Commodity Strategy Portfolio                                471201
ING International Growth Opportunities Portfolio                              279604
ING Janus Contrarian Portfolio                                             058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                                058096
ING JPMorgan Small Cap Core Equity Portfolio                                  279610
ING JPMorgan Value Opportunities Portfolio                                    464582
ING Julius Baer Foreign Portfolio                                             279606
ING Legg Mason Value Portfolio                                             058400/279600

                                                                        BNY Account Number
Fund                                                                    (domestic/global)
--------------------------------------------------------------   --------------------------------
ING LifeStyle Aggressive Growth Portfolio                                     464998
ING LifeStyle Conservative Portfolio                                          471092
ING LifeStyle Growth Portfolio                                                464996
ING LifeStyle Moderate Growth Portfolio                                       464994
ING LifeStyle Moderate Portfolio                                              464992
ING Limited Maturity Bond Portfolio                                           058082
ING Liquid Assets Portfolio                                                   058081
ING Lord Abbett Affiliated Portfolio                                          058220
ING Marsico Growth Portfolio                                                  058101
ING Marsico International Opportunities Portfolio                             464576
ING MFS Total Return Portfolio                                                058100
ING MFS Utilities Portfolio                                                   464584
ING Multi-Manager International Small Cap Portfolio                        Fund - 471209
                                                                     Schroder Sleeve - 471203
                                                                 American Century Sleeve - 471327
ING Oppenheimer Main Street Portfolio(R)                                      058099
ING PIMCO Core Bond Portfolio                                                 058103
ING PIMCO High Yield Portfolio                                                464018
ING Pioneer Equity Income Fund                                                470567
ING Pioneer Fund Portfolio                                                    464578
ING Pioneer Mid Cap Value Portfolio                                           464580
ING Stock Index Portfolio                                                     464701
ING T. Rowe Price Capital Appreciation Portfolio                              058084
ING T. Rowe Price Equity Income Portfolio                                     058087
ING Templeton Global Growth Portfolio                                         058095
ING UBS U.S. Allocation Portfolio                                          058402/279602
ING Van Kampen Capital Growth Portfolio                                       279609
ING Van Kampen Global Franchise Portfolio                                     279605
ING Van Kampen Growth and Income Portfolio                                    058090
ING Van Kampen Real Estate Portfolio                                          058086
ING VP Index Plus International Equity Portfolio                              464492
ING Wells Fargo Disciplined Value Portfolio                                   058088
ING Wells Fargo Small Cap Disciplined Portfolio                               464795

ING Mayflower Trust
ING International Value Fund                                                  464212

ING Mutual Funds
ING Asia-Pacific Real Estate Fund                                             471156
ING Disciplined International SmallCap Fund                                   464294
ING Diversified International Fund                                            464292
ING Emerging Countries Fund                                                   464214
ING Emerging Markets Fixed Income Fund                                        464296
ING European Real Estate Fund                                                 471148

                                                                        BNY Account Number
Fund                                                                    (domestic/global)
--------------------------------------------------------------   --------------------------------
ING Foreign Fund                                                              464202
ING Global Bond Fund                                                          464773
ING Global Equity Dividend Fund                                               464751
ING Global Natural Resources Fund                                             464210
ING Global Real Estate Fund                                                   464220
ING Global Value Choice Fund                                                  464218
ING Greater China Fund                                                        464286
ING Index Plus International Equity Fund                                      464282
ING International Capital Appreciation Fund                                   464282
ING International Equity Dividend Fund                                        470552
ING International Growth Opportunities Fund                                   464206
ING International Real Estate Fund                                            464298
ING International SmallCap Multi-Manager Fund                                 464216
ING International Value Choice Fund                                           464278
ING International Value Opportunities Fund                                    465476
ING Russia Fund                                                               464208

ING Partners, Inc.
ING American Century Large Company Value Portfolio                            464544
ING American Century Small-Mid Cap Value Portfolio                            464502
ING Baron Asset Portfolio                                                     464556
ING Baron Small Cap Growth Portfolio                                          464504
ING Columbia Small Cap Value II Portfolio                                     464785
ING Davis New York Venture Portfolio                                          464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                                   464564
ING Fidelity(R) VIP Equity-Income Portfolio                                   464568
ING Fidelity(R) VIP Growth Portfolio                                          464570
ING Fidelity(R) VIP Mid Cap Portfolio                                         464566
ING Index Solution 2015 Portfolio                                             471152
ING Index Solution 2025 Portfolio                                             471154
ING Index Solution 2035 Portfolio                                             471158
ING Index Solution 2045 Portfolio                                             471159
ING Index Solution Income Portfolio                                           471151
ING JPMorgan International Portfolio                                          464528
ING JPMorgan Mid Cap Value Portfolio                                          464506
ING Legg Mason Partners Aggressive Growth Portfolio                           464518
ING Legg Mason Partners Large Cap Growth Portfolio                            464516
ING Lord Abbett U.S. Government Securities Portfolio                          464036
ING Neuberger Berman Partners Portfolio                                       464598
ING Neuberger Berman Regency Portfolio                                        464774
ING OpCap Balanced Value Portfolio                                            464542
ING Oppenheimer Global Portfolio                                              464508
ING Oppenheimer Strategic Income Portfolio                                    464548
ING PIMCO Total Return Portfolio                                              464510

                                                                        BNY Account Number
Fund                                                                    (domestic/global)
--------------------------------------------------------------   --------------------------------
ING Pioneer High Yield Portfolio                                              464032
ING Solution 2015 Portfolio                                                   464590
ING Solution 2025 Portfolio                                                   464594
ING Solution 2035 Portfolio                                                   464596
ING Solution 2045 Portfolio                                                   464574
ING Solution Growth and Income Portfolio                                      471082
ING Solution Growth Portfolio                                                 471083
ING Solution Income Portfolio                                                 464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio                        464534
ING T. Rowe Price Growth Equity Portfolio                                     464530
ING Templeton Foreign Equity Portfolio                                        464200
ING Thornburg Value Portfolio                                                 464522
ING UBS U.S. Large Cap Equity Portfolio                                       464520
ING UBS U.S. Small Cap Growth Portfolio                                       464533
ING Van Kampen Comstock Portfolio                                             464512
ING Van Kampen Equity and Income Portfolio                                    464536

ING Risk Managed Natural Resources Fund                                       464763

ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund                                             470568
ING SPorts Core Plus Fixed Income Fund                                        470569

ING Series Fund, Inc.
Brokerage Cash Reserves                                                       464062
ING 130/30 Fundamental Research Fund                                          464599
ING Balanced Fund                                                             464764
ING Global Income Builder Fund                                                471174
ING Global Science and Technology Fund                                        464750
ING Growth and Income Fund                                                    464723
ING Index Plus LargeCap Fund                                                  464726
ING Index Plus MidCap Fund                                                    464727
ING Index Plus SmallCap Fund                                                  464725
ING Money Market Fund                                                         464064
ING Small Company Fund                                                        464729
ING Strategic Allocation Conservative Fund                                    464722
ING Strategic Allocation Growth Fund                                          464720
ING Strategic Allocation Moderate Fund                                        464719
ING Tactical Asset Allocation Fund                                            471160

ING Strategic Allocation Portfolios, Inc.
ING VP Strategic Allocation Conservative Portfolio                            464420
ING VP Strategic Allocation Growth Portfolio                                  464418
ING VP Strategic Allocation Moderate Portfolio                                464416

                                                                        BNY Account Number
Fund                                                                    (domestic/global)
--------------------------------------------------------------   --------------------------------
ING Variable Funds
ING VP Growth and Income Portfolio                                            464402

ING Variable Insurance Trust
ING VP Global Equity Dividend Portfolio                               464468 & 464466/464466

ING Variable Portfolios, Inc.
ING International Index Portfolio                                             471167
ING Lehman Brothers Aggregate Bond Index Portfolio                            471169
ING Morningstar U.S. Growth Index Portfolio                                     TBD
ING Russell Large Cap Index Portfolio                                         471172
ING Russell Mid Cap Index Portfolio                                           471168
ING Russell Small Cap Index Portfolio                                         471166
ING VP Global Science and Technology Portfolio                                464422
ING VP Growth Portfolio                                                       464404
ING VP Index Plus LargeCap Portfolio                                          464406
ING VP Index Plus MidCap Portfolio                                            464408
ING VP Index Plus SmallCap Portfolio                                          464410
ING VP Small Company Portfolio                                                464414
ING VP Value Opportunity Portfolio                                            464424
ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio                471145

ING Variable Products Trust
ING VP Financial Services Portfolio                                           464449
ING VP High Yield Bond Portfolio                                              464432
ING VP International Value Portfolio                                          464464
ING VP MidCap Opportunities Portfolio                                         464444
ING VP Real Estate Portfolio                                                  464747
ING VP SmallCap Opportunities Portfolio                                       464450

ING VP Balanced Portfolio, Inc.                                               464428

ING VP Intermediate Bond Portfolio                                            464400

ING VP Money Market Portfolio                                                 464412